UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2024

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Medpace Way
Cincinnati, Ohio 45227
(Address of Principal Executive Offices, and Zip Code)

(513) 579-9911

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MEDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Medpace Holdings, Inc. (the “Company”) 2024 Annual Meeting of Stockholders held on May 17, 2024 (the “2024 Annual Meeting”), stockholders approved an amendment (“Amendment”) to the Amended and Restated Certificate of Incorporation to begin phasing out the Company’s classified Board of Directors (the “Board”) so that directors up for election at and after the 2025 Annual Meeting of Stockholders will be elected annually. The Amendment became effective immediately upon the filing of a certificate of amendment setting forth the same with the Secretary of State of the State of Delaware on May 17, 2024. Following the filing of this certificate of amendment, the Company filed a new Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 17, 2024, which became effective upon filing.

In connection with the Amendment, the Board approved amendments to the Company’s Amended and Restated Bylaws to eliminate the requirement set forth in Article II, Section 2.02 that the Board be divided into three classes of directors (the “Bylaw Amendments”).

The foregoing summaries of the Amendment and the Bylaw Amendments are qualified in their entirety by reference to the full text of the Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, as set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 17, 2024, the Company held the 2024 Annual Meeting.

(b)	Stockholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The following nominees were elected to the Company’s Board of Directors to serve as Class II Directors until the Company’s 2027 Annual Meeting of Stockholders based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Fred B. Davenport, Jr.	16,532,146	10,556,096	1,646,311
Cornelius P. McCarthy III	18,826,983	8,261,259	1,646,311

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,926,739	800,797	7,017	—

Proposal 3 — Advisory Vote on the Compensation of our Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,373,187	701,630	13,425	1,646,311

Proposal 4 — Amendment to the Company’s Amended and Restated Certificate of Incorporation to begin phasing out the Company’s classified Board of Directors so that directors up for election at and after the 2025 Annual Meeting of Stockholders will be elected annually.

The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to begin phasing out the Company’s classified Board of Directors so that directors up for election at and after the 2025 Annual Meeting of Stockholders will be elected annually was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,081,976	4,407	1,859	1,646,311

(c)	Not applicable.

(d)	Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

3.1	Restated Certificate of Incorporation

3.2	Second Amended and Restated Bylaws

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date: May 21, 2024	By:	/s/ Stephen P. Ewald
	Name:	Stephen P. Ewald
	Title:	General Counsel and Corporate Secretary